Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

Susser Holdings, L.L.C.

Susser Finance Corporation

and

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wachovia Capital Markets, LLC

BMO Capital Markets Corp.

Dated as of November 13, 2007

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 13, 2007, by and among Susser Holdings, L.L.C., a Delaware limited liability company (the “Company”), and Susser Finance Corporation, a Delaware corporation (“SFC” and, together with the Company, the “Issuers”), Susser Holdings Corporation, a Delaware corporation and the indirect parent of the Issuers, Stripes Holdings LLC, a Delaware limited liability company and the direct parent of the Company, and each of the Issuers’ domestic subsidiaries as of the Closing Date after giving effect to the acquisition of TCFS Holdings, Inc. by Susser Holdings Corporation (except one non-wholly owned subsidiary) (collectively, the “Guarantors”), and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and BMO Capital Markets Corp. (collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Issuers’ 10 5/8% Senior Notes due 2013 (the “Initial Notes”) fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Initial Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated October 30, 2007 (the “Purchase Agreement”), among the Issuers, the Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(h) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest: As defined in Section 5 hereof.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: The date of this Agreement.

Commission: The Securities and Exchange Commission.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange

Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Effectiveness Target Date: As defined in Section 5 hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Offer: The registration by the Issuers under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Securities to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.

Exchange Securities: The 10 5/8% Senior Notes due 2013, of the same series under the Indenture as the Initial Securities and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

FINRA: The Financial Industry Regulatory Authority.

Holders: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The Indenture, dated as of December 21, 2005, by and among the Issuers, the Guarantors and The Bank of New York, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture has been amended and supplemented to the date hereof and as may be further amended and supplemented from time to time in accordance with the terms thereof.

Initial Purchaser: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Issuers of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Securities: As defined in the preamble hereto.

Interest Payment Date: As defined in the Indenture and the Securities.

Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Issuers relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities: The Initial Securities and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

Securities Act: The Securities Act of 1933, as amended.

Shelf Filing Deadline: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Suspension Notice: As defined in Section 4(c) hereof.

Suspension Period: As defined in Section 4(d) hereof.

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), each of the Issuers and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 180 days after the Closing Date (or if such 180th day is not a Business Day, the next succeeding Business Day), a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 270 days after the Closing Date (or if such 270th day is not a Business Day, the next succeeding Business Day), (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) use their reasonable best efforts to cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, provided, however, that the no Issuer or Guarantor shall be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject, and (iv) as promptly as practicable after the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b) The Issuers and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Issuers shall cause the Exchange

Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Issuers shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 305 days after the Closing Date (or if such 305th day is not a Business Day, the next succeeding Business Day).

(c) The Issuers shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

Each of the Issuers and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Issuers shall provide as soon as practicable sufficient copies of the latest version of such Prospectus to Broker-Dealers as are reasonably requested at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales and Broker-Dealers shall not be authorized by the Issuers to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 3.

SECTION 4. Shelf Registration.

(a) Shelf Registration. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 305 days after the Closing Date (or if such 305th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securities (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Issuers or one of their affiliates, then, upon such Holder’s request, the Issuers and the Guarantors shall

(x) as promptly as practicable, cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the earliest to occur of (1) the later of (x) the 30th day after the date on which the Issuers determine that they are not required to file the Exchange Offer Registration Statement and (y) the 180th day after the Closing Date, (2) the 30th day after the date on which the Issuers receive notice from a Holder of Transfer Restricted Securities as contemplated by clause (iii) above, and (3) the 305th day after the Closing Date (or if such 305th day is not a Business Day, the next succeeding Business Day) as contemplated by clause (ii) above (such earliest date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline (or if such 60th day is not a Business Day, the next succeeding Business Day).

Each of the Issuers and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date (or shorter period that will terminate when all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 20 Business Days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

(c) Suspension. Notwithstanding anything to the contrary and subject to the limitation set forth in the next succeeding paragraph, at any time after the effectiveness of the Shelf Registration Statement, the Issuers shall be entitled to suspend their obligation to file any amendment to the Shelf Registration Statement, furnish any supplement or amendment to a Prospectus included in the Shelf Registration Statement, make any other filing with the Commission, cause the Shelf Registration Statement or other filing with the Commission to remain effective or take any similar action (collectively, “Registration Actions”) upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which the Shelf Registration Statement would or shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the reasonable judgment of the Issuers, would have a material adverse effect on the business or operations of the Issuers or their respective subsidiaries. Upon the occurrence of any of the conditions described in clause (A), (B) or (C) above, the Issuers shall give prompt notice (a “Suspension Notice”) thereof to the Holders. Upon the termination of such condition, the Issuers shall give prompt notice thereof to the Holders and shall as promptly as practicable proceed with all Registration Actions that were suspended pursuant to this paragraph.

(d) The Issuers may only suspend Registration Actions pursuant to the preceding paragraph for one or more periods (each, a “Suspension Period”) not to exceed, in the aggregate, thirty days in any in any six month period, during which no Additional Interest (as defined in Section 5) shall be payable. Each Suspension Period shall be deemed to begin on the date of the relevant Suspension Notice is given to the Holders and shall be deemed to end on the earlier to occur of (1) the date on which the Issuers give the Holders a notice that the Suspension Period has terminated and (2) the date on which the number of days during which a Suspension Period has been in effect exceeds, in the aggregate, thirty days in any six month period.

SECTION 5. Additional Interest. Subject to the Issuers ability to declare Suspension Periods with respect to clause (iv) below, if (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (iii) the Exchange Offer has not been Consummated within 305 Business Days after the Closing Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose (each such event referred to in clauses (i) through (iv), a “Registration Default”; provided, however, that in the case of clause (iv), such Registration Default shall be deemed not to have occurred and be continuing if such Registration Default is succeeded promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 30 days; and provided, further, that in the case of clause (iv) if such Registration Default occurs for a continuous period in excess of 30 days of such Registration Default, Additional Interest shall be payable in accordance with this Section 5 from the day such Registration Default occurs until such Registration Default is cured), the Issuers hereby agree to pay to each holder of Transfer Restricted Securities affected thereby additional interest (“Additional Interest”) in an amount equal to 0.25% per annum of the aggregate principal amount of the Transfer Restricted Securities outstanding for the period of occurrence of the Registration Default until such time as no Registration Default is in effect, which rate shall increase by 0.25% per annum for each subsequent 90-day period during which such Registration Default continues, but in no event shall such rate exceed 1.00% per annum. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, Additional Interest will cease to accrue from the date of such cure and the interest rate on the relevant Transfer Restricted Securities will revert to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after the date on which such Additional Interest ceases to accrue, a different Registration Default occurs, Additional Interest may again commence accruing pursuant to the foregoing provisions.

Notwithstanding the foregoing, (i) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is continuing and (ii) a Holder of Transfer Restricted Securities who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. Registration Procedures.

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Issuers and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

(i) If in the reasonable opinion of counsel to the Issuers there is a question as to whether the Exchange Offer is permitted by applicable law, each of the Issuers and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers and the Guarantors to Consummate an Exchange Offer for such Initial Securities. Each of the Issuers and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuers hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

(ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers’ preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Issuers.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, each of the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuers and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Issuers and the Guarantors shall:

(i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise the underwriter(s), if any, and selling Holders as promptly as practicable and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein in the light of the circumstances in which they were made, not misleading; provided, however, that no advice by the Company shall be required pursuant to this clause (D) in the event that the Company as promptly as practicable files either a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into such Registration Statement, which, in either case, is declared effective within 30 days and which contains the requisite information with respect to such event or facts that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein in the light of the circumstances under which they were made not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Issuers and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Broker-Dealer in the case of an Exchange Offer, furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission. Notwithstanding the foregoing, the Issuers shall not be required to take any actions under this clause (iv) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(v) in the case of a Shelf Registration, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Issuers’ and the Guarantors’ representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

(vi) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Broker-Dealer in the case of an Exchange Offer, make available at reasonable times for inspection by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of each of the Issuers and the Guarantors requested by such persons and cause the Issuers’ and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent reasonably requested by the managing underwriter(s), if any;

(vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) in the case of a Shelf Registration, use their reasonable best efforts to, cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;

(ix) in the case of a Shelf Registration, furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge,

at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(x) deliver to (i) in the case of an Exchange Offer, each Broker-Dealer who submits a written request to the Company and (ii) in the case of a Shelf Registration, each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Issuers and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi) in the case of a Shelf Registration, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Issuers and the Guarantors shall:

(A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

(1) a certificate, dated the date of the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Issuers, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 5(e) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2) an opinion, dated the date of the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers and the Guarantors, covering the matters set forth in Section 5(c) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors, representatives of the underwriter(s), if any, and counsel to the underwriter(s), if any, in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial and statistical data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

(3) a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;

(B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers or any of the Guarantors pursuant to this Section 6(c)(xi), if any.

If at any time the representations and warranties of the Issuers and the Guarantors contemplated in Section 6(c)(xi)(A)(1) hereof cease to be true and correct, the Issuers or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(xii) in the case of a Shelf Registration, prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Issuers nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Issuers by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Issuers for cancellation;

(xiv) in the case of a Shelf Registration, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least three Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) hereof;

(xvi) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain at the time of such delivery an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not, in the light of the circumstances under which they were made, misleading;

(xvii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company;

(xviii) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the FINRA;

(xix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the Registration Statement;

(xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

(xxi) cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriter(s), if any.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in

Section 6(c)(iii)(D) hereof, or a Suspension Period, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Guarantors and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

Each of the Issuers and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

(b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Cahill Gordon & Reindel LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. Indemnification.

(a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of one legal counsel to any Indemnified Holder), joint or several, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Issuers by any of the Holders expressly for use therein and provided, further, that this indemnity agreement shall not apply to any loss, claim, damage, liability or expense arising from an offer or sale of Transfer Restricted Securities occurring during a Suspension Period, if a notice of such Suspension Period was given to and received by such Person. This indemnity agreement shall be in addition to any liability which the Issuers or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Issuers or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Issuers and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Issuers or the Guarantors of their obligations pursuant to this Agreement. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Issuers and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Issuers and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Issuers and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Issuers’ and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Issuers and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Issuers and the Guarantors. The Issuers and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors and their respective officers, directors, partners, employees, representatives and agents of the Issuers and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Issuers and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Issuers, the Guarantors or their respective officers, directors, partners, employees, representatives and agents or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Issuers and the Guarantors, and the Issuers, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuers and the Guarantors shall be deemed to be equal to the total gross proceeds to the Issuers and the Guarantors from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuers on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Issuers, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

SECTION 9. Rule 144A. Each of the Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Issuers.

SECTION 12. Miscellaneous.

(a) Remedies. Each of the Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Each of the Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its debt securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Issuers nor any of the Guarantors have previously entered into any agreement granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Securities. The Issuers will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Issuers or their Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii) If to the Issuers:

c/o Wilmington Trust SP Services, Inc.

1105 North Market Street, Suite 1300

P.O. Box 8985

Wilmington, DE 19899

Facsimile: (302) 427-7663

Attention: Sam L. Susser

with a copy to:

Weil, Gotshal & Manges LLP

200 Crescent Court

Suite 300

Dallas, TX 75201

Facsimile: (214) 746-7777

Attention: W. Stuart Ogg

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SUSSER HOLDINGS, L.L.C.

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

SUSSER FINANCE CORPORATION

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

[Signature Page to Registration Rights Agreement]

GUARANTORS:

APPLIED PETROLEUM TECHNOLOGIES, LTD.

By:	APT Management Company, LLC, its general partner

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

APT MANAGEMENT COMPANY, LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

C&G INVESTMENTS, LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

CORPUS CHRISTI REIMCO, LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

SSP BEVCO I LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

[Signature Page to Registration Rights Agreement]

SSP BEVCO II LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

SSP BEVERAGE, LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

STRIPES LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

STRIPES ACQUISITION LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

STRIPES HOLDINGS LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Registration Rights Agreement]

SUSSER FINANCIAL SERVICES LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President,
General Counsel and Secretary

SUSSER HOLDINGS CORPORATION

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President,
General Counsel and Secretary

SUSSER PETROLEUM COMPANY LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President and Secretary

TCFS ACQUISITION CORPORATION

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President,
General Counsel and Secretary

TND BEVERAGE, LLC

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

[Signature Page to Registration Rights Agreement]

TCFS HOLDINGS, INC.

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President
and General Counsel

TOWN & COUNTRY FOOD STORES, INC.

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President
and General Counsel

T&C WHOLESALE, INC.

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President
and General Counsel

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
WACHOVIA CAPITAL MARKETS, LLC
BMO CAPITAL MARKETS CORP.

By:	Banc of America Securities LLC

By:	/s/ Adam S. Cady
Name:	Adam S. Cady
Title:	Principal

[Signature Page to Registration Rights Agreement]